UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  January 13, 2006

WESTERN GAS RESOURCES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-10389	84-1127613
(State of Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1099 18th Street, Suite 1200, Denver, Colorado		80202
(Address of Principal Executive Offices)		(Zip Code)

(303) 452-5603

(Registrant’s telephone number, including area code)

N.A.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Executive Officer Remuneration

On January 13, 2006, the Board of Directors of Western Gas Resources, Inc. (the “Company”) approved an increase in the salaries of the executive officers of the Company, to be effective February 19, 2006.  The respective increases and current remuneration of each of the Company’s named executive officers is as follows:

Name	Title	Current Salary	Increase	New Salary
Peter A. Dea	President & Chief Executive Officer	547,670	4.50%	572,315
John C. Chandler	Executive Vice President & Chief Operating Officer	358,800	4.50%	374,946
William J. Krysiak	Executive Vice President & Chief Financial Officer	303,270	15.30%	350,189
John C. Walter	Executive Vice President & General Counsel	311,980	4.50%	326,019
Edward A. Aabak	Executive Vice President - Midstream	309,340	4.50%	323,260

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN GAS RESOURCES, INC.
(Registrant)

Date: January 20, 2006	By:	/s/ William J. Krysiak
Name: William J. Krysiak
Title: Executive Vice President and
Chief Financial Officer